UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 11, 2006

SYS
(Exact Name of Registrant as Specified in Charter)

California	000-04169	95-2467354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 Murphy Canyon Road, Suite 200, San Diego, CA 92123
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code		858-715-5500

(None)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statement, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

(1) Reality Based IT Services, Ltd. (RBIS) audited (i) Balance Sheets as of December 31, 2005 and 2004; (ii) Statements of Income, Changes in Equity and Cash Flows for each of the three years in the period ended December 31, 2005 and (iii) related notes to financial statements along with the Report of Independent Auditors are filed with this report.

(b) Pro Forma Financial Statements

(1) Unaudited Pro Forma (i) Condensed Consolidated Balance Sheet as of December 31, 2005 for SYS and RBIS; (ii) Condensed Consolidated Statements of Income as of June 30, 2005 and December 31, 2005 for SYS and RBIS and (iii) the related notes thereto are filed with this report.

(c) Exhibits.

Exhibit	Description

NONE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SYS
( Registrant)

Date: April 11, 2006	By:	/s/ Michael W. Fink
Michael W. Fink, Secretary

REALITY BASED IT SERVICES, LTD

FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2005 AND 2004

Contents

Report of Independent Auditors

Financial Statements

Balance Sheets

Statements of Income

Statements of Changes in Equity

Statements of Cash Flows

Notes to Financial Statements

Report of Independent Auditors
Board of Directors
Reality Based IT Services, Ltd.

We have audited the accompanying balance sheets of Reality Based IT Services, Ltd. as of December 31, 2005 and 2004, and the related statements of income, changes in equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the management of Reality Based IT Services, Ltd. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Reality Based IT Services, Ltd. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

/s/ Goodman & Company LLP
---------------------------------------

McLean, Virginia
February 10, 2006

Reality Based IT Services, Ltd.

Balance Sheets

December 31,	2005	2004
Assets

Current assets
Cash and cash equivalents	$37,736	$337,038
Accounts receivable - trade	1,936,169	3,442,124
Employee receivables	22,070	12,820
Prepaid expenses	60,743	27,275

Total current assets	2,056,718	3,819,257

Property and equipment - net	179,839	215,149

	$2,236,557	$4,034,406

Liabilities and Stockholder's Equity

Current liabilities
Line of credit	$--	$480,189
Accounts payable and accrued expenses	355,949	613,983
Long-term debt - current portion	5,823	5,823

Total current liabilities	361,772	1,099,995

Long-term liabilities
Due to stockholder	--	100,000
Long-term debt - less current portion	5,338	11,162

Total liabilities	367,110	1,211,157

Stockholder's equity
Common stock, no par value, 100 shares authorized issued and
outstanding as of December 31, 2005 and 2004	100	100
Retained earnings	1,869,347	2,823,149
Total stockholder’s equity	1,869,447	2,823,249

	$2,236,557	$4,034,406

The accompanying notes are an integral part of these financial statements.

Reality Based IT Services, Ltd.

Statements of Income

Years Ended December 31,	2005	2004	2003

Contract revenue	$8,447,561	$9,704,679	$12,522,964

Direct contract costs	5,850,990	6,555,966	9,305,122

Gross profit	2,596,571	3,148,713	3,217,842

General and administrative	1,255,696	1,864,808	1,307,456

Operating income	1,340,875	1,283,905	1,910,386

Other income (expense)
Interest income	4,932	4,978	2,456
Interest expense	(662)	(8,659)	--

Total other income (expense)	4,270	(3,681)	2,456

Net income	$1,345,145	$1,280,224	$1,912,842

The accompanying notes are an integral part of these financial statements.

Reality Based IT Services, Ltd.

Statements of Changes in Equity

Years Ended December 31, 2005, 2004 and 2003

		Additional
		Paid-in	Retained
	Shares	Capital	Earnings	Total
Balance - December 31, 2002	100	$100	$2,640,480	$2,640,580

Net income		--	1,912,842	1,912,842

Distributions		--	(1,242,780)	(1,242,780)

Balance - December 31, 2003	100	100	3,310,542	3,310,642

Net income		--	1,280,224	1,280,224

Distributions		--	(1,767,617)	(1,767,617)

Balance - December 31, 2004	100	100	2,823,149	2,823,249

Net income		--	1,345,145	1,345,145

Distributions		--	(2,298,947)	(2,298,947)

Balance - December 31, 2005	100	$100	$1,869,347	$1,869,447

The accompanying notes are an integral part of these financial statements.

Reality Based IT Services, Ltd.

Statements of Cash Flows

Years Ended December 31,	2005	2004	2003

Cash flows from operating activities
Net income	$1,345,145	$1,280,224	$1,912,842
Adjustments to reconcile to net cash from operating activities:
Depreciation	90,514	74,713	60,518
Bad debt	--	--	40,000
Loss on disposal of property and equipment	11,530	--	--
Change in:
Accounts receivable	1,505,955	392,628	(1,534,149)
Employee receivables	(9,250)	7,134	(9,747)
Prepaid expenses	(33,468)	32,902	(51,652)
Accounts payable and accrued expenses	(258,037)	(553,744)	936,594
Net cash from operating activities	2,652,389	1,233,857	1,354,406

Cash flows from investing activities
Purchase of property and equipment	(89,581)	(96,826)	(30,499)
Proceeds from sale of property and equipment	22,850	--	--
Net cash from investing activities	(66,731)	(96,826)	(30,499)

Cash flows from financing activities
Net borrowings from (repayments on) line of credit	(480,189)	480,189	--
Principal payments on notes payable	(5,824)	(5,823)	--
Advances from (repayments to) stockholder	(100,000)	100,000	--
Distributions to stockholder	(2,298,947)	(1,767,617)	(1,242,780)
Net cash from financing activities	(2,884,960)	(1,193,251)	(1,242,780)

Net change in cash and cash equivalents	(299,302)	(56,220)	81,127

Cash and cash equivalents - beginning of year	337,038	393,258	312,131

Cash and cash equivalents - end of year	$37,736	$337,038	$393,258

Supplemental disclosure of cash flow information
Cash paid for interest	$662	$8,666	$1,405

The accompanying notes are an integral part of these financial statements.

Reality Based IT Services, Ltd.

Notes to Financial Statements

December 31, 2005, 2004 and 2003

1. Organization and Nature of Business

Reality Based IT Services, Ltd. (Company), a Maryland S corporation organized in 1999, is primarily engaged in providing server and security management information technology systems in addition to designing, installing and testing networks for local and federal government as well as commercial entities. The Company's principal location is Laurel, Maryland.
2. Summary of Significant Accounting Policies

Cash Equivalents

The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Allowance for Doubtful Accounts

The Company provides an allowance for uncollectible accounts based upon prior experience and management's assessment of the collectibility of existing accounts. No allowance was provided at December 31, 2005 or 2004.

Revenue Recognition

Revenue on cost-plus-fixed-fee contracts is recognized to the extent of costs incurred plus a proportionate amount of fee earned. Revenue on time and materials contracts is recognized to the extent of billable labor rates times hours delivered plus materials expense incurred. Revenue on fixed price contracts is recognized on the proportional performance method based on labor costs incurred in relation to total estimated labor costs.

Because of inherent uncertainties in estimating costs, it is at least reasonably possible that estimates used will change within the near term

Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. Management believes it is not exposed to significant credit risk concerning cash as they place their funds with high quality financial institutions. At December 31, 2005 and 2004, the Company was above the federally insured limit at one financial institution. Accounts receivable consist mainly of amounts due on subcontracts with corporations contracting with the federal government. Management periodically reviews outstanding receivables and provides an allowance for uncollectible accounts based upon prior experience and their assessment of collectibility.

Use of Estimates

The Company uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Property and Equipment

Property and equipment are stated at cost and depreciated over estimated useful lives of three to seven years using the straight-line method. Expenditures for repairs and maintenance are charged to expense as incurred. Additions and betterments are capitalized.

Income Taxes

The stockholder has elected S corporation status for federal and state income tax purposes and, accordingly, elements of income and expense are passed through directly to the stockholder.

Capital

The Company has authorized 50,000, no par value, common shares. There were 10 shares issued and outstanding at December 31, 2005, 2004 and 2003.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

3. Accounts Receivable

Accounts receivable at December 31 consisted of the following:

	2005	2004

Billed	$1,340,833	$2,518,335
Accrued billings	595,336	923,789

	$1,936,169	$3,442,124

4. Property and Equipment

Major classes of property and equipment at December 31 consisted of the following:

	2005	2004

Furniture and equipment	$373,615	$284,031
Vehicles	43,063	82,732
	416,678	366,763
Less - accumulated depreciation	(236,839)	(151,614)

	$179,839	$215,149

5. Line of Credit

In December 2005, the Company’s line of credit agreement with a bank expired. The line was extended subsequent to year-end through March 2006. The agreement provides for borrowings not to exceed $2,000,000 and is due on demand. Interest is payable monthly at prime plus .25 percent per annum (7.5 percent at December 31, 2005). The line is collateralized by the assets of the Company and guaranteed by the Company's stockholder.
6. Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consisted of the following at December 31:

	2005	2004

Accrued wages	$192,051	$192,969
Accrued employee benefits	118,378	390,893
Accounts payable	45,520	30,121

	$355,949	$613,983

7. Related Party Transactions

The sole stockholder of the Company advanced $100,000 to the Company for the year ended December 31, 2004. The advance was unsecured with no stated interest rate or repayment terms. The advance was repaid in 2005.

8. Long-Term Debt

Long-term debt consisted of the following at December 31:

	2005	2004

Note payable, interest at zero percent, monthly principal payments of $485 through October 2007, collateralized by vehicle	$11,161	$16,985
Less - current portion	(5,823)	(5,823)

	$5,338	$11,162

Future estimated principal repayments on long-term debt for years ending December 31 are as follows:

2006	$5,823
2007	5,338

$11,161

9. Leases

The Company has a month to month rental agreement for office space. Rent expense for the years ended December 31, 2005, 2004 and 2003 was $53,190, $32,380 and $12,953, respectively.

10. Retirement Plans

The Company maintains a defined contribution profit-sharing plan (Plan), which includes a salary deferral arrangement, under the provision of Section 401(k) of the Internal Revenue Code. Employees are eligible to participate in the Plan upon hire. The Company matches 50 percent of the eligible employee's deferral amount up to 5 percent of the employee's salary. Employee contributions are vested immediately, while vesting in the Company match begins after one year of continuous service with an employee being fully vested in the Company match after four years. Employees may contribute up to Internal Revenue Service maximums. The Company contributed $141,405, $142,094 and $126,666 to the Plan for the years ended December 31, 2005, 2004 and 2003, respectively.

During 2004, the Company established an Employee Stock Ownership Plan (ESOP) which covers all employees who meet ESOP eligibility requirements. The Company's Board of Directors elected to contribute $400,000 for the year ended December 31, 2004. At December 31, 2004, the Trust did not own any shares of common stock of the Company. During 2005, the Board of Directors elected not to contribute the $400,000 designated as the ESOP contribution and, subsequently, the Plan was terminated. The initial expense accrual as well as the reversal of that accrual is included in the general and administrative line item on the statements of operations during their respective years.

11. Commitments and Contingencies

Contract revenues are derived substantially from the U.S. government under various contract types. Although these revenues are subject to adjustment upon audit by the respective government agencies, management does not expect such adjustments to have a material effect on the Company's financial position or results of operations.

12 Event Subsequent to the Date of the Report of Independent Auditor (unaudited)

On April 2, 2006, the Company entered into and finalized a purchase agreement with SYS Technologies (SYS), a publicly traded corporation, whereby SYS agreed to purchase, subject to the terms and conditions of the purchase agreement, all shares of the Company for the purchase price of $9.4 million payable in cash and restricted stock of SYS, plus earn out and working capital adjustments as defined in the purchase agreement.

SYS
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated financial information has been prepared by SYS and gives effect to the acquisition on April 2, 2006 of all the outstanding stock of Reality Based IT Services, Ltd. (“RBIS”) for $5,636,000 of cash and $3,728,000 of SYS common stock. It also gives effect to the completion of a private placement financing (“the Financing”) of $6,250,000 completed on February 14, 2006 consisting of 868,000 shares of SYS common stock and $3,125,000 of convertible notes payable.

The unaudited pro forma condensed consolidated balance sheet has been prepared as if the acquisition of RBIS and the Financing had taken place as of December 31, 2005. The unaudited pro forma condensed consolidated statements of income for the six months ended December 30, 2005 and the twelve months ended June 30, 2005 reflect the acquisition of RBIS and the Financing as if each had occurred on July 1, 2004.

The pro forma adjustments are based upon available information and certain assumptions that SYS’s management believes is reasonable under the circumstances. SYS’s preliminary allocation of the RBIS purchase price is based upon preliminary estimates of the fair value of net assets acquired. Management believes that the preliminary allocation of the purchase price is reasonable, however, in some cases the final allocation will be based upon an independent valuation that is not yet complete. As a result, the allocation is subject to revision as additional information becomes available and such revised allocation could differ from the preliminary allocation.

The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and is not necessarily indicative of the results that would have occurred if the acquisition had occurred on the date indicated or the expected financial position or results of operations in the future.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with SYS’s separate historical consolidated financial statements and notes thereto as filed with the United States Securities and Exchange Commission. In management’s opinion, all material adjustments necessary to reflect the effect of this transaction have been made.

SYS AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
DECEMBER 30, 2005
			Pro Forma		Pro Forma
	SYS	RBIS	Adjustments		Combined
ASSETS
Current Assets
Cash	$414,000	$38,000	$1,536,000	(a)	$1,988,000
Accounts receivable, net	11,451,000	1,936,000	--		13,387,000
Inventory	734,000	--	--		734,000
Prepaid expenses	325,000	82,000	--		407,000
Total current assets	12,924,000	2,056,000	1,536,000		16,516,000

Furniture, equipment and leasehold improvements, net	1,498,000	180,000	--		1,678,000
Capitalized software, net	34,000	--	--		34,000
Intangible assets, net	1,943,000	--	947,000	(b)	2,890,000
Goodwill	13,300,000	--	6,822,000	(b)	20,122,000
Other assets	244,000	--	--		244,000
Total Assets	$29,943,000	$2,236,000	$9,305,000		$41,484,000

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Line of credit	$572,000	$--	$--		$572,000
Accounts payable	929,000	46,000	--		975,000
Accrued payroll and related expenses	2,732,000	310,000	--		3,042,000
Other accrued liabilities	958,000	--	--		958,000
Current portion of deferred tax liabilities	562,000	--	--		562,000
Current portion of notes payable	100,000	6,000	299,000	(c)	405,000
Deferred revenue	488,000	--	--		488,000
Total current liabilities	6,341,000	362,000	299,000		7,002,000

Convertible notes payable, net of current portion, related party	982,000	--	812,000	(d)	1,794,000
Convertible notes payable, net of current portion	1,257,000	--	2,313,000	(d)	3,570,000
Notes payable, other	--	5,000	897,000	(c)	902,000
Other liabilities	54,000	--	--		54,000
Deferred tax liabilities	249,000	--	--		249,000
Total liabilities	8,883,000	367,000	4,321,000		13,571,000

STOCKHOLDERS' EQUITY:
Common stock	17,779,000	--	6,853,000	(e)	24,632,000
Retained earnings	3,281,000	1,869,000	(1,869,000)		3,281,000
	21,060,000	1,869,000	4,984,000		27,913,000

	$29,943,000	$2,236,000	$9,305,000		$41,484,000

See the accompanying notes.

SYS AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE SIX MONTHS ENDED DECEMBER 30, 2005

			Pro Forma		Pro Forma
	SYS	RBIS	Adjustments		Combined

Revenues	$25,542,000	$4,359,000	$--		$29,901,000

Operating costs and expenses:
Costs of revenues	19,492,000	3,208,000	--		22,700,000
General and administrative expenses	3,793,000	475,000	448,000	(f)	4,716,000
Research and development	951,000	--	--		951,000
Total operating costs and expenses	24,236,000	3,683,000	448,000		28,367,000

Income from operations	1,306,000	676,000	(448,000)		1,534,000

Other (income) expense:
Other income	(58,000)	(3,000)	--		(61,000)
Interest expense	190,000	--	202,000	(g)	392,000
Total other (income) expense	132,000	(3,000)	202,000		331,000

Income before income taxes	1,174,000	679,000	(650,000)		1,203,000

Income tax provision	505,000	--	13,000	(h)	518,000

Net income	$669,000	$679,000	$(663,000)		$685,000

Net income per share:
Basic	$0.06				$0.05
Diluted	$0.05				$0.05

Weighted average shares:
Basic	11,373,238			( i )	13,204,515
Diluted	12,489,628			( i )	14,320,905

See the accompanying notes.

SYS AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE TWELVE MONTHS ENDED JUNE 30, 2005

			Pro Forma		Pro Forma
	SYS	RBIS	Adjustments		Combined

Revenues	$45,769,000	$9,466,000	$--		$55,235,000

Operating costs and expenses:
Costs of revenues	37,918,000	6,240,000	--		44,158,000
General and administrative expenses	5,057,000	2,014,000	(166,000)	(f)	6,905,000
Research and development	--	--	--		--
Total operating costs and expenses	42,975,000	8,254,000	(166,000)		51,063,000

Income from operations	2,794,000	1,212,000	166,000		4,172,000

Other (income) expense:
Other income	(40,000)	(4,000)	--		(44,000)
Interest expense	474,000	10,000	406,000	(g)	890,000
Total other (income) expense	434,000	6,000	406,000		846,000

Income before income taxes	2,360,000	1,206,000	(240,000)		3,326,000

Income tax provision	953,000	--	390,000	(h)	1,343,000

Net income	$1,407,000	$1,206,000	$(630,000)		$1,983,000

Net income per share:
Basic	$0.16				$0.19
Diluted	$0.15				$0.17

Weighted average shares:
Basic	8,655,053			(i)	10,486,330
Diluted	11,206,360			(i)	13,037,637

See the accompanying notes.

SYS AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Basis of Presentation - SYS Pro Forma Condensed Consolidated Financial Statements

The accompanying unaudited pro forma condensed consolidated statements of income combine the consolidated statements of income of SYS and Reality Based IT Services, Ltd. (“RBIS”) for the six months ended December 30, 2005 and the twelve months ended June 30, 2005 and also gives effect to a financing completed in February 2006 as though both events occured on July 1, 2004. The unaudited pro forma condensed consolidated statements of income are not necessarily indicative of results that would have occurred had the acquisition of RBIS been consummated at the beginning of the periods presented or the results that may be attained in the future.

The accompanying unaudited pro forma condensed consolidated balance sheet has been prepared as of December 30, 2005 giving effect to the acquisition and a private placement financing completed in February 2006 as though both had been consummated on that date.

Note 2 - Pro Forma Adjustments

The unaudited pro forma condensed consolidated financial statements give effect to the April 2006 acquisition of RBIS and a financing completed in February 2006, from which a portion of the funds were used for the acquisition. The consideration to the seller was funded with $5,636,000 of cash and 963,277 shares of SYS common stock with a value of $3,728,000, or $3.87 per share, based on an average of the closing price of SYS’s common stock for the period two days before and two days after the measurement date. Additional consideration may be earned subject to achieving future revenue and profitability milestones. In addition, the seller will be due up to $375,000 should SYS make an election under the Internal Revenue Code that results in the seller incurring additional income taxes as a result of the election. The acquisition is being accounted for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS 141"), whereby the total cost of the acquisition has been allocated to tangible and intangible assets acquired based upon a preliminary determination of fair values at the effective date of the acquisition. A valuation will be performed to finalize the purchase price allocation based upon the fair value of the assets and liabilities acquired, at which time the preliminary allocation of the purchase price may be revised. Management expects to complete the valuation during the fourth quarter of the current fiscal year.

The allocation of the purchase price is subject to refinement. The following table summarizes the preliminary allocation of the purchase price including an estimate of transaction costs of $274,000.

		Estimated
	Value	Life in Years
Cash	$38,000
Accounts receivable	1,936,000
Prepaid expenses	82,000
Property, furniture and equipment, net	180,000	2-5
Customer relationships	626,000	8
Backlog	171,000	½
Trade name	100,000	3
Non compete agreement	50,000	2
Goodwill	6,822,000
Total assets acquired	10,005,000
Accounts payable	(46,000)
Accrued payroll and related expenses	(310,000)
Notes payable	(11,000)
Net assets acquired	$9,638,000

On February 14, 2006, SYS completed a private placement of $6,250,000 in a subscription offering of 125 units consisting of common stock and unsecured subordinated convertible notes. Each unit consisted of 6,944 restricted shares of SYS Common Stock at $3.60 per share and a three-year $25,000 unsecured subordinated convertible note payable bearing interest at 10% per annum, payable quarterly. The note holder has the option to convert all but not part of the note at any time prior to maturity into shares of SYS common stock at $3.60 per share, or keep the note until maturity. SYS has a conversion option commencing one year from the date of issuance whereby if the Company’s stock trades at $5.40 per share for at least five consecutive trading days, SYS can force the conversion of the notes then outstanding. SYS will immediately issue 868,000 shares of common stock pursuant to this offering. An additional 868,049 shares could be issued if all of the notes are converted into common stock.

The following is a summary of the adjustments to the pro forma balance sheet:

a. Cash was increased by $1,536,000 reflecting the $6,250,000 proceeds from the private placement less $4,714,000 of cash used to fund the acquisition of RBIS. The $1,196,000 balance of the funds used for the purchase price and transactions costs was obtained from the Company’s line of credit as described below.

b. Intangible assets and goodwill have been adjusted to reflect the preliminary purchase price allocation.

c. Current portion of notes payable and Notes payable, other were increased by $299,000 and $897,000, respectively, to reflect the amount drawn from the Company’s line of credit to fund the purchase of RBIS. Pursuant to the terms of the line of credit, the amount drawn is converted to a term note payable over a period of 4 years.

d. Convertible notes payable were increased by $3,125,000 related to the private placement, of which related parties are holders of $812,000 of the notes.

e. Common stock was increased by $3,125,000 to reflect the shares issued in conjunction with the private placement and by $3,728,000 to reflect the shares issued in conjunction with the acquisition of RBIS.

The following is a summary of the adjustments to the statements of income:
	Twelve Months Ended	Six Months Ended
	June 30,	December 30,
	2005	2005
f. Adjustments to General and Administrative Expenses:
Increase in amortization expense related to intangible assets acquired	$307,000	$69,000
Increase (decrease) in expenses related to RBIS ESOP	(473,000)	379,000
Total adjustments to general and administrative expenses	$(166,000)	$448,000

During 2004, RBIS established an Employee Stock Ownership Plan (ESOP) which covered all employees who met ESOP eligibility requirements. The Company's Board of Directors elected to contribute $400,000 for the year ended December 31, 2004. At December 31, 2004, the Trust did not own any shares of common stock of the Company. During 2005, the Board of Directors elected not to contribute the $400,000 designated as the ESOP contribution and, subsequently, the Plan was terminated. The initial expense accrual as well as the reversal of that accrual was included in the general and administrative line item on RBIS’s statements of income during their respective years. In addition, RBIS incurred administrative fees related to the ESOP of $73,000 for the twelve months ended June 30, 2005 and $21,000 for the six months ended December 31, 2005. The pro forma adjustments remove the ESOP activity as if the acquisition of RBIS had occurred on July 1, 2004 and the ESOP had been terminated at that time.

g. Adjustments to Interest Expense:
Increase related to the issuance of convertible notes payable as part of private placement in February 2006 based on the 10% fixed annual interest rate	$313,000	$156,000
Increase related to use of line of credit for portion of source of funds as though balance was outstanding for the entire period	93,000	46,000
Total adjustments to interest expense	$406,000	$202,000

The pro forma adjustment for interest expense related to the Company’s line of credit is based on a variable rate of interest that was 7.75 percent as of March 31, 2006. The amount of interest expense for each of the periods presented would not change by more than $1,000 if the interest rate changed by 1/8 percent.

h. The pro forma adjustments for income taxes were based on the statutory income tax rates in effect for each of the periods.

i. The weighted average common shares outstanding for both basic and diluted were each increased by a total of 1,831,277 shares to reflect the shares issued upon the acquisition of RBIS and the shares issued in conjunction with the private placement in February 2006. The impact of the 868,000 shares issuable upon the conversion of the notes payable issued with the private placement in February 2006 were excluded from the calculation of diluted net income per common share because their effect would be anti-dilutive.